SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 22, 1999




                     FrontierVision Operating Partners, L.P.
                       FrontierVision Capital Corporation
           (Exact names of Registrants as specified in their charters)


          Delaware                  333-9535                      84-1316775
          Delaware                 333-9535-01                    84-1353734
(States or other jurisdiction     (Commission File Nos.)       (IRS Employer
of incorporation or organization)                        Identification Numbers)

     1777 South Harrison Street,
    Suite P-200, Denver, Colorado                           80210
(Address of principal executive offices)                  (Zip Code)

                                 (303) 757-1588
              (Registrants' telephone number, including area code)

Item 5.  Other Events

On Monday, February 22, 1999, Adelphia Communications Corporation ("Adelphia") (NASDAQ: ADLAC), announced that it entered into a definitive agreement to
acquire   FrontierVision   Partners,   L.P.  ("FVP").  FVP  owns,  directly  and
indirectly,  all  of  the  partnership  interests  of  FrontierVision  Operating
Partners, L.P. and FVP owns, indirectly, all of the common stock of FronteirVision Capital Corporation. The transaction is subject to customary closing conditions.

Additional details regarding the agreement may be found in the Adelphia press release dated February 22, 1999 or in Adelphia's report on Form 8-K, filed February 23, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.



                                   FRONTIERVISION OPERATING PARTNERS, L.P.

                   By:      FrontierVision Holdings, L.P., its general partner,
                   By:      FrontierVision Partners, L.P., its general partner,
                            By:      FVP GP, L.P., its general partner
                            By:      FrontierVision Inc., its general partner
Dated: February 26, 1999    By:      /s/ ALBERT D. FOSBENNER
                                     -----------------------
                                     Albert D. Fosbenner
                                     Vice President and Treasurer




                          FRONTIERVISION CAPITAL CORP.


Dated: February 26, 1999   By:      /s/ ALBERT D. FOSBENNER
                                   -----------------------
                                   Albert D. Fosbenner
                                   Vice President and Treasurer